UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 16, 2009

Date of Report

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2009, H.B. Fuller Company (the “Company”) entered into a Note Purchase Agreement dated as of the same date among the Company as borrower and various financial institutions. Under the Note Purchase Agreement, the Company will issue fixed-rate Senior Notes in an aggregate principal amount of $150,000,000 consisting of (i) $17,000,000 5.13% Senior Notes, Series A, due December 16, 2016; (ii) $33,000,000 5.13% Senior Notes, Series B, due February 24, 2017; (iii) $35,000,000 5.61% Senior Notes, Series C, due December 16, 2019, and (iv) $65,000,000 Senior Notes, Series D, due February 24, 2020. The Company’s obligations under the Note Purchase Agreement are guarantied by its subsidiary, Specialty Construction Brands, Inc.

The proceeds from the Note Purchase Agreement will be used to refinance outstanding indebtedness and for general corporate purposes.

The Note Purchase Agreement contains affirmative and negative covenants customary for similar credit arrangements, including reporting requirements and limitations on liens, mergers, and disposition of assets. It also contains financial covenants that require the Company to maintain, for the period of the four most recent consecutive fiscal quarters, a ratio of Consolidated EBITDA to Consolidated Interest Expense of at least 2.5 to 1.0 and a ratio of Consolidated Total Indebtedness to Consolidated EBITDA of no greater than 3.5 to 1.0.

Amounts outstanding under the Note Purchase Agreement may become immediately due and payable upon the occurrence of an Event of Default. Events of Default include payment default, failure to comply with covenants, material misrepresentations, and bankruptcy or insolvency.

The above description of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On December 16, 2009, the Company issued a press release announcing the events described above. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Note Purchase Agreement, dated December 16, 2009, among H.B. Fuller Company, as borrower, and various financial institutions.

99.1	Press Release, dated December 16, 2009, issued by H.B. Fuller Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 16, 2009

H.B. FULLER COMPANY

By:	/S/ TIMOTHY J. KEENAN
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Note Purchase Agreement, dated December 16, 2009, among H.B. Fuller Company, as borrower, and various financial institutions.

99.1	Press Release, dated December 16, 2009, issued by H.B. Fuller Company.